INVESTOR PRESENTATION NOVEMBER 2016

Forward Looking Statements Some of the information included herein may contain forward-looking statements within the meaning of the federal securities laws. Forward- looking statements give our current expectations and may contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “could,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no expected results of operations or financial condition or other forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush Partners LP’s (“Hi-Crush”) reports filed with the Securities and Exchange Commission (“SEC”), including those described under Item 1A, “Risk Factors” of Hi-Crush’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any subsequently filed Quarterly Report on Form 10-Q. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: whether we are able to complete the Blair acquisition, the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any litigation, claims or assessments, including unasserted claims; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Hi-Crush’s forward-looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. 2

Taking Steps to Capture Value During the Recovery

Positioning and Strategically Investing for the Recovery

- **Augusta restart:** Announced restart of our Augusta facility to meet increased customer demand and strategically serve volumes in high-activity areas
- **Blair drop down:** Completed accretive acquisition of low-cost Blair facility at attractive price from sponsor (Hi-Crush Proppants); allows HCLP to fully participate in the recovery
- **Developed last-mile solution:** Announced PropStream™ integrated delivery solution, expanding logistics capabilities all the way to the well site

Focusing on Profit while Partnering with Long-Term Customers

- **Cost management:** Taken actions to ensure a lean cost structure across our business and entire sand supply chain
- **Fleet & system management:** Pushed out railcar deliveries and reduced lease rates; Optimizing origin / destination pairings to minimize freight costs and efficiently manage our railcar fleet
- **Contract amendments:** Amended contracts with major customers signaling commitment to relationship

Enhancing Liquidity & Maintaining Capital Flexibility

- **Blair financing:** Primary common unit offering financed cash portion of Blair acquisition with no new debt; $90mm+ net liquidity remaining
- **~$190mm of proceeds in 2016:** Completed three primary common unit offerings raising ~$190mm of net proceeds; strengthened capital position; executed revolver amendment to improve flexibility
- **Flexible capex:** Capex budget remains flexible for highly strategic investments; low maintenance capex requirement of $3-5mm per year

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PropStream – Streamlining the Supply Chain

Differentiated Last-Mile Capabilities

- Purpose-built PropX pods – up to 33% higher load rates
- Highly efficient PropBeast™ conveyor systems – up to 20% faster
- Eliminates need for specialized equipment, significantly reduces capital intensity and other up-front costs
- Fully enclosed system reduces particulate matter emissions by >90% versus pneumatics
- Lessens well site trucking congestion, reduces or eliminates demurrage
- Fully mobile system of conveyors, pods and trucks, with a significantly smaller footprint

Strategic Overview

- Developed PropStream integrated delivery solution to provide containerized mine site to well site services
- Announced joint formation and funding of PropX for development of critical last-mile proppant logistics equipment
- PropX is responsible for manufacturing the pods and the PropBeast conveyor system used in Hi-Crush's PropStream integrated delivery solution
- Hi-Crush is committed to invest up to ~$17mm in PropX over the next 12 to 18 months




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Blair Facility – Acquisition Overview

Acquisition Overview

- HCLP acquired 100% of the Blair Facility from Hi-Crush Proppants
- Total acquisition value up to $175mm, funded with $75mm cash, 7.05mm common units issued to Hi-Crush Proppants and a maximum of $10mm cash payment, contingent upon achievement of future earnings levels
- Cash funded with proceeds from primary offering of 7.5mm common units in August 2016

Blair Facility Details

- 120mm+ tons of premium Northern White reserves
- 2.86 mmtpa of processing capacity
- Unit train capable; direct access to CN railway
- 1,285 acre site with 43,000 feet of integrated rail infrastructure

Benefits to HCLP


Scale

- Adds a third, Tier 1 Northern White processing plant to the HCLP portfolio
- Increases owned annual processing capacity by ~60% to 7.6 mmtpa
- Significantly extends reserve base and enhances cross-asset leverage


Value

- Allows HCLP to fully benefit from recovery in volume, pricing and margins
- Diversifies rail exposure with direct access to Canadian National
- Improves logistics efficiency; increases origin / destination pairings
- Financing reflects sponsor support (unit issuance and performance based component)
- Potential to accelerate timeframe to distribution resumption and growth

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Improved Liquidity & Flexibility to Create Opportunity and Capture Value

→ Added Liquidity

First Primary Common Unit Offering

- In April '16, completed primary offering of 6.9mm common units
- Raised ~$49mm in net proceeds
- Underwritten offering

Liquidity

→ Enhanced Flexibility

Credit Facility Amendment

- In April '16, completed third revolver amendment
- Eliminated 2016 EBITDA minimum requirements
- Reduced 1Q17 EBITDA minimum; allows for equity cures

Flexibility | Liquidity

→ Created Opportunity

Second Primary Common Unit Offering

- In June '16, completed a second primary offering of 5.2mm common units
- Raised ~$53mm in net proceeds
- Proceeds fully repaid revolver borrowings

Opportunity | Flexibility | Liquidity

→ Capture Value

Third Primary Common Unit Offering

- In Aug '16, completed a third primary offering of 7.5mm common units
- Raised ~$88mm in net proceeds
- Fully financed cash portion of Blair acquisition with no new debt

Value | Opportunity | Flexibility | Liquidity

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Leveraging Our Competitive Advantages

Factor	Our Position	The Hi-Crush Advantage	
Size & Scale	Four facilities, two Class-1 rail origins, 10.4 mm[1] tons of annual capacity	Top-tier supplier with operational flexibility and ability to meet increasingly dynamic customer needs	
Low Cost	Market leading cost structure	Meaningful competitive financial and operational advantage in the current price and volume downturn	
Distribution Network	Strategic and expanding distribution terminal network	PropStream last-mile solution extends competitive advantages to the well site, improving frac sand supply chain with lower total delivered costs	
Customer Relationships	Strong, long-term relationships	Gaining profitable market share through close partnerships with key customers, vendor consolidation and supply attrition	
Balance Sheet	Ample liquidity and significant capital flexibility	Provides resources needed for recovery, offering optionality for potential market opportunities	
Focused Strategy	A clear strategy to manage near-term and win long-term	Positioned to profitably capture long-term market share during the recovery	

1) 20/100 mesh capacity, including 2.86mm tons of annual 20/100 mesh capacity at Sponsor's Whitehall facility, which is temporarily idled due to market conditions.

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Acquired via drop down in August 2016 100% owned at IPO Acquired via drop down in 2013 / 2014 Hi-Crush’s Portfolio of Processing Plant Assets 8 Wyeville Capacity: 1.85 mmtpa Rail: Union Pacific Reserve Life: 44 years Status: Active Augusta1 Capacity: 2.86 mmtpa Rail: Union Pacific Reserve Life: 14 years Status: Active Blair Capacity: 2.86 mmtpa Rail: Canadian National Reserve Life: 42 years Status: Active Whitehall Capacity: 2.86 mmtpa Rail: Canadian National Reserve Life: 28 years Status: Temporarily idled HCLP Owned Sponsor Owned Note: 1 98% owned by HCLP, 2% owned by Sponsor.

Frac Sand Volumes in the Downturn 9 Source: Company filings, Bloomberg, Baker Hughes. Note: U.S. Rig Count represents quarterly average 1 ,0 8 3 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 HCLP FMSA EMES SLCA 000s tons 3Q15 4Q15 1Q16 2Q16 3Q16 849 421 1,083 479 1 1 1 1 1 1 1 1 HCLP (000s Tons Sold) U.S. Rig Count (Total) 2Q16 3Q16 +28% Frac Sand Volumes by Quarter Frac Sand Volumes vs. Rigs Market share consolidation trends continue, volumes improving and outperforming +14%

Strong Frac Sand Fundamentals 10 Factors Supporting a Recovery • Sand intensity trends key driver of increased demand; “super fracs” growing to 25,000+ tons per well • Drilled but uncompleted well (“DUC”) backlog represents significant pent-up demand for frac sand • Supply reduced; high-cost idled or shut down operations slow to restart • New sand supply constrained by multiple factors Targeting of Shale & Unconventional Increased Horizontal Drilling Longer Laterals Lengths More Stages per Foot More Sand per Stage More Wells Drilled per Rig GREATER FRAC SAND INTENSITY Greater frac sand intensity driven by multiple unchanged factors

Rig & Completion Rate Impact on Sand Demand1 11 10 rigs 20 days 18 wells 18 wells 200 wells 2,500 tons 450,000 tons Rig Count # of rigs Rig Efficiency Days/well drilled Rig Productivity Wells drilled/year/rig Completions Well completions/year/rig Wells Completed Well completions/year Sand Usage Tons/well Company XYZ Demand Tons/year 5 rigs 17 days 22 wells 17 wells 85 wells 4,500 tons 382,500 tons -50% +18% Calculated -6% Calculated +80% -15% Before Downturn Company XYZ 1) Hypothetical example for illustrative purposes only; some results rounded 6 rigs 17 days 22 wells 24 wells 144 wells 4,500 tons 648,000 tons Recovery +20% - Calculated +41% Calculated - +70% - DUC Inventory Drawdown DUCs completed/year - 2 wells - DUC Inventory Build DUCs added/year 5 wells -

Incentivized Management Team 12 39% 61% 100% 100% 98% 100% 100% 67.5% LP 32.5% LP, IDRs Note: 1 Blair facility acquired by HCLP from Sponsor on August 31, 2016. 2 2% of Augusta owned by Sponsor. Wyeville Augusta2 Whitehall Hi-Crush Proppants LLC (Sponsor) Avista Capital Parters and Co-Investors Management & Directors Hi-Crush Partners LP (NYSE: HCLP) Public Unitholders Operating Subsidiaries Hi-Crush GP LLC (General Partner) Blair1 100%

Hi-Crush Operations

Logistics Flexibility Critical



Wisconsin
Augusta
Blair
Whitehall
Wyeville
Bakken
DJ Basin
MidCon
Permian
Eagle Ford
Marcellus / Utica
HCLP Sand Facility
Sponsor Sand Facility
Distribution Terminals[1]

Logistics Overview

- Multiple owned and operated in-basin terminals
- Access to all major U.S. oil and gas basins
- Direct loading and unloading of unit trains
- Major presence in Marcellus and Utica
- Expanding in Permian and other regions
- PropStream service offering enhances logistics capabilities with last-mile solution

1) Map reflects owned and operated terminals only; does not include 15+ 3rd party terminals utilized by Hi-Crush to deliver sand to customers.

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Linking the Supply Chain

- PropStream streamlines proppant supply with integrated delivery solution and purpose-built equipment
  - PropX pods capable of delivering more sand per truckload
  - PropBeast conveyor systems significantly reduce particulate matter emissions
- Simplifies the frac sand supply chain by eliminating need for pneumatic trucking and related equipment
- Control quality of sand from origin to the blender hopper

Fully Integrated Supply Chain Solution



10.4mm tons per year of production capacity[1]



Owned and operated terminal network


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PropStream delivery solution utilizing PropX pods



Smaller footprint and >90% less particulate matter emissions at well site vs pneumatics

1) 20/100 mesh capacity, including 2.86mm tons of annual 20/100 mesh capacity at Sponsor's Whitehall facility, which is temporarily idled due to market conditions.

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Efficient Railcar Management 16 Railcar Fleet 9/30/15 12/31/15 3/31/16 6/30/16 9/30/16 Leased or Owned 3,542 3,947 4,142 4,214 4,208 Customer or System 2,191 2,104 1,869 1,546 1,531 Total 5,733 6,051 6,011 5,760 5,739 In Storage 250 1,906 1,913 1,161 607 Lease Costs (for the quarter ending) $5.9mm $6.6mm $7.1mm $7.5mm $7.3mm • Returned all system cars • Pushed out new deliveries; 700 scheduled to be delivered in late 2018 • Lowered existing lease costs by ~$1.3mm per year • Storage costs in 2017 expected to be eliminated as demand increases Railcar Management Update We continue to efficiently manage our railcar fleet

Financial Results

Comparison to Prior Quarters

$ in 000s, except per unit/ton	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Revenues	$ 72,077	$ 52,148	$ 38,429	$ 46,556
Adjusted EBITDA[1]	$ 19,175	($ 11,714)	($ 2,424)	($ 2,879)
Adjusted EPU (basic)[1]	$ 0.36	($ 0.48)	($ 0.26)	($ 0.21)
Adjusted EPU (diluted)[1]	$ 0.35	($ 0.48)	($ 0.26)	($ 0.21)
Sales volumes (tons)	1,209,171	962,998	849,263	1,082,974
Contribution margin ($/ton)[2]	$ 9.66	$ 2.40	$ 4.01	$ 4.47

- Increasing volumes as sand intensity continues to increase
- Focus on keeping costs low and capturing profitable market share added to sequential increase in contribution margin from prior quarter
- Preserving and enhancing capital and financial flexibility while investing to capture value in the recovery

Note: Amounts have been recast to include the financial position and results attributable to Hi-Crush Blair LLC.

1) Adjusted EBITDA and adjusted earnings per unit for Q4 2015, Q1 2016, Q2 2016, and Q3 2016 include add-backs for one-time expenses related to impairments and restructuring.

2) Contribution margin is defined as total revenues less costs of goods sold excluding depreciation, depletion and amortization. Contribution margin excludes other operating expenses and income, including costs not directly associated with the operations of our business such as accounting, human resources, information technology, legal, sales and other administrative activities.

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Third Quarter 2016 Summary 19 Note: Amounts have been recast to include the financial position and results attributable to Hi-Crush Blair LLC.

Third Quarter 2016 Summary – EBITDA & DCF 20 Note: Amounts have been recast to include the financial position and results attributable to Hi-Crush Blair LLC. a) Maintenance and replacement capital expenditures, including accrual for reserve replacement, were determined based on an estimated reserve replacement cost of $1.35 per ton produced and delivered during the period. Such expenditures include those associated with the replacement of equipment and sand reserves, to the extent that such expenditures are made to maintain our long-term operating capacity. The amount presented does not represent an actual reserve account or requirement to spend the capital. b) The Partnership's historical financial information has been recast to consolidate Blair for all periods presented. For purposes of calculating distributable cash flow attributable to Hi-Crush Partners LP, the Partnership excludes the incremental amount of recast distributable cash flow earned during the periods prior to the Blair Contribution.

Reconciliation of Adjusted Net Income & EPU 21 a) Amounts have been recast to include the financial position and results attributable to Hi-Crush Blair LLC.

Improved Liquidity and Financial Flexibility 22 $ in 000s As of September 30, 2016 Cash $ 24,786 Revolver $ 0 Term loan1 189,940 Other notes payable 4,074 Total debt $ 194,014 Net debt $ 169,228 Revolver availability2 $ 67,055 Available liquidity3 $ 91,841 1) Senior secured term loan: $200 mm original face value at L+3.75%; rated Caa1 and B+ by Moody’s and Standard & Poor’s, respectively; includes accordion feature to increase capacity to $300 mm. Presented net of discounts and issuance costs. 2) Revolving credit agreement at 9/30/16: $67.1 mm available at L+4.50% ($75 mm capacity less $7.9 mm of LCs) includes accordion feature to increase capacity to $125 mm. 3) Revolver availability plus cash.

Credit Facility Amendment Adds Flexibility 23 1) Calculated as: (Fixed assets book value + eligible accounts receivable and inventory) / total funded debt 2) Effective Period through June 29, 2017 3) Leverage and interest coverage ratios for 2Q17-4Q17 based on annualized figures beginning April 1, 2017 • Capacity: Total revolver capacity of $75mm • 2016 Covenants: None • 2017 Covenants: EBITDA minimums for 6 months ending 1Q17; leverage ratio max & interest coverage minimum beginning quarter ended 6/30/17; all with equity cure provision • Equity Cure: Equity cure provision available to cover any covenant shortfalls • Asset Coverage1: Minimum of 1.0x to draw funds during Effective Period2 • Permitted Distributions: Limited to 50% of DCF less scheduled amortization payments during Effective Period2 Credit Facility Terms Executed third amendment to revolving credit facility in April 2016 n/a n/a -5.0 5.0x 4.5x 4.0x 3.5x 3.0x -4.0x -3.0x -2.0x -1.0x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x -10.0 -5.0 0.0 5.0 10.0 15.0 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 $mm Amendment eliminates EBITDA minimums through end of 2016 Equity cure provision available to address any potential EBITDA covenant shortfalls Trailing 6 Month EBITDA Minimum Leverage Ratio Maximum3